Net Income Per Share	12 Months Ended
Dec. 31, 2013
Net Income Per Share
Net Income Per Share

17.        Net Income Per Share

Basic and diluted net income per share for each of the years presented are calculated as follows:

	For the year ended December 31,
	2011	2012	2013
	RMB	RMB	RMB

Numerator:
Net income	37,243	58,937	63,656
Accretion of Series A Preferred Shares	(3,222)	—	—
Income allocated to participating preferred shareholders	(12,681)	—	—
Net income available to ordinary shareholders	21,340	58,937	63,656

Denominator:
Weighted average number of ordinary shares outstanding—basic	39,647,790	46,297,314	44,910,676
Dilutive effect of share options	2,737,043	1,445,784	917,246
Weighted average number of ordinary shares outstanding—diluted	42,384,833	47,743,098	45,827,922
Basic net income per share	0.54	1.27	1.42
Diluted net income per share	0.50	1.23	1.39

Net income for the year ended December 31, 2011 has been allocated to the ordinary shares and preferred shares based on their respective rights to shares in dividends.

For the years ended December 31, 2011, 2012 and 2013, the potentially dilutive share options and Restricted Shares of 379,874, 3,169,717 and 2,614,848, respectively, were not included in the calculation of diluted net income per share where their inclusion would be anti-dilutive.

As of December 31, 2012 and 2013, 421,358 and 339,366 ordinary shares were issued to a depository and the Company allowed the depository to issue ADS upon the exercise of options granted pursuant to the Plan. These shares were not issued to any option holders. Accordingly, the Group did not include these ordinary shares in the calculation of basic and diluted net income per share for the year ended December 31, 2012 and 2013 as these shares are not considered outstanding for net income per share calculation purposes.